UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

PFO GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167380	65-0434332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

14401 Beltwood Parkway W., Suite 115 Farmers Branch, Texas	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 251-4333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01          Entry into a Material Definitive Agreement.

Entry into Securities Purchase Agreement and Debenture

On July 8, 2016, PFO Global, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hillair Capital Investments, L.P. (the “Investor”), pursuant to which the Company sold, on July 8, 2016, (the “Closing Date”), an aggregate of $616,000.00 in principal amount of an original issue discount senior secured convertible debenture (the “Debenture”), for an aggregate purchase price of $550,000.00 to the Investor.

The Debenture matures on July 1, 2017. The Company is not required to pay regularly scheduled interest on the Debenture. The Debenture is convertible at the option of the Investor at any time into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an initial conversion price (as may be adjusted, the “Conversion Price”) of $2.00 per share, subject to certain ownership limitations and adjustment provisions. The Conversion Price is subject to reduction to an amount equal to 90% of the effective price per share of securities issued by the Company (i) in a registered offering of Common Stock or securities convertible into or exchangeable for shares of Common Stock (collectively “Common Stock Equivalents”) or (ii) in any other financing or series of financings of Common Stock or Common Stock Equivalents with gross proceeds of $4,000,000 or more. Beginning on the six month anniversary of the Closing Date, the Company has the option, subject to certain conditions, to redeem some or all of the then outstanding principal amount of the Debenture for cash in an amount equal to the sum of (i) 120% of the then outstanding principal amount of the Debenture and (ii) any liquidated damages and other amounts due in respect of the Debenture. Pursuant to the terms of the Debenture, the Company has agreed to certain negative covenants, including not to incur or repay any other indebtedness, for so long as any portion of the Debenture remains outstanding.

The Company’s obligations under the Debenture are secured by a lien on all of the Company’s assets, including a pledge of the securities of the Company’s subsidiaries, pursuant to the terms of the existing Security Agreement (the “Security Agreement”) entered into as of June 30, 2015, between the Company and the Investor, as described in the Current Report on Form 8-K filed by the Company on July 6, 2015 (the “July 6th 8-K”).

If at any time during the period beginning on the six-month anniversary of the Closing Date and ending at such time as all of the shares of Common Stock underlying the Debenture (the “Securities”) can be sold without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), if the Company either (i) shall fail for any reason to satisfy the current public information requirements contained in Rule 144 or (ii) has ever been, or becomes in the future, an issuer described in section (i)(1)(i) of Rule 144, then the Company shall be obligated to pay to the Investor an amount in cash, as liquidated damages and not as a penalty, equal to 2% of the purchase price paid by the Investor for the Debenture per month until the applicable event giving right to such payments is cured (or the Investor is nonetheless able to transfer its Securities pursuant to Rule 144).

The foregoing summary provides only a brief description of the Securities Purchase Agreement, the Debenture and the Security Agreement. The summary does not purport to be complete and is qualified in its entirety by the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2 and attached as Exhibit 10.7 to the July 6th 8-K, respectively, and incorporated herein by reference.

Entry into Letter Agreement

On July 8, 2016, the Company entered into a letter agreement with the Investor (the “Letter Agreement”), whereby the Investor, as holder of the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated July 1, 2015 (the “July 2015 Debenture”), the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated September 30, 2015 (the “September 2015 Debenture”), the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated November 13, 2015 (the “November 2015 Debenture”), and the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated November 30, 2015 (the “November 30 2015 Debenture,” and together with the July 2015 Debenture, the September 2015 Debenture and the November 2015 Debenture, the “Debentures”), agreed to extend to January 1, 2017 the Company’s requirement under each of the Debentures to pay interest to the Investor on April 1, 2016 (previously extended to June 30, 2016) and July 1, 2016 on the aggregate unconverted and then outstanding principal amount of such Debenture, at the rate of 8% per annum, to waive late fees with respect to such interest until January 1, 2017 and to extend the July 1, 2016 and October 1, 2016 periodic redemption dates until January 1, 2017. Except as specifically set forth in the Letter Agreement, all of the terms and conditions of the Debentures are and will remain in full force and effect.

The foregoing summary provides only a brief description of the Letter Agreement. The summary does not purport to be complete and is qualified in its entirety by the full text of such document, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Securities Purchase Agreement and the agreements entered into in connection therewith, including the Debenture, is incorporated into this Item 2.03 by reference. The disclosure in this Item 2.03 is qualified by reference to the applicable information set forth in Item 1.01 of this Current Report on Form 8-K.

Section 3 – Securities and Trading Markets

Item 3.02.          Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, on the Closing Date the Company consummated the transactions contemplated by the Securities Purchase Agreement, including the issuance of the Debenture. The issuance and sale of the Debenture is exempt from registration under Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated thereunder, because the transactions do not involve a public offering. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Debenture.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The disclosure in this Item 3.02 is qualified by reference to the information set forth in Item 1.01 of this Current Report on Form 8-K.

Section 7 – Regulation FD

Item 7.01          Regulation FD Disclosure.

On July 14, 2016, PFO Global, Inc. released a press release announcing the investment pursuant to the Securities Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated July 8, 2016, by and between PFO Global, Inc. and Hillair Capital Investments, L.P.
10.2	Debenture, dated July 8, 2016, issued by PFO Global, Inc. to Hillair Capital Investments, L.P.
10.3	Letter Agreement, dated July 8, 2016, by and between PFO Global, Inc. and Hillair Capital Investments, L.P.
99.1	Press Release of PFO Global, Inc. issued on July 14, 2016 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PFO GLOBAL, INC.

Date: July 14, 2016	By:	/s/ Brigitte Rousseau
	Name:	Brigitte Rousseau
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated July 8, 2016, by and between PFO Global, Inc. and Hillair Capital Investments, L.P.
10.2	Debenture, dated July 8, 2016, issued by PFO Global, Inc. to Hillair Capital Investments, L.P
10.3	Letter Agreement, dated July 8, 2016, by and between PFO Global, Inc. and Hillair Capital Investments, L.P.
99.1	Press Release of PFO Global, Inc. issued on July 14, 2016 (furnished pursuant to Item 7.01).